July 14, 2011

DREYFUS APPRECIATION FUND, INC.

Supplement to Prospectus

Dated May 1, 2011

The following information supplements the information contained in the section of the fund’s Prospectus entitled “Fund Details - Goal and Approach”:

In addition to direct investments, the fund may invest in securities of foreign companies in the form of U.S. dollar-denominated American Depositary Receipts (“ADRs”).  ADRs typically are issued by an American bank or trust company and evidence ownership of, and may be converted into, an underlying foreign security.  ADRs are traded in the United States on national securities exchanges and in the over-the-counter market.  The fund may purchase ADRs through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary.  A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.

The following information supplements the information contained in the section of the fund’s Prospectus entitled “Fund Details – Investment Risks”:

ADR risk.  ADRs may be subject to certain of the risks associated with direct investments in foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities.  ADRs may be less liquid than the underlying shares in their primary foreign trading market.  Investment restrictions in certain countries also may adversely affect the value of ADRs because such restrictions may limit the ability to convert foreign equity securities into ADRs and vice versa.  Such restrictions may cause the equity securities of the foreign company to trade at a discount or premium to the market price of the related ADR.  In addition, holders of unsponsored ADRs generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such ADRs in respect of the deposited securities.